SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [ x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [   ] Preliminary Proxy Statement
           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ x ] Definitive Proxy Statement

     [ x ] Definitive Additional Materials

     [   ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                         WESTLAND DEVELOPMENT CO., INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant) payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A. Paid by electronic transfer.

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: .........................

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


                         WESTLAND DEVELOPMENT CO., INC.
                           401 Coors Boulevard, N.W.
                         Albuquerque, New Mexico 87121

                                PROXY STATEMENT
                                      AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To be held on November 23, 1999

The Annual Meeting of Shareholders of WESTLAND DEVELOPMENT CO., INC. ( the "Company") will be held on November 23, 1999, at the Sheraton Old Town, in the Rio Grande Ballroom, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico, at 8:00 a.m., New Mexico time, to act upon the following:

1. To elect three Class C Directors; and

2. To  consider  such other  business  as may  properly  come  before the Annual
Meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Annual Meeting. Only shareholders of record at the close of business on October 8, 1999, are entitled to vote at the Annual Meeting. Shares cannot be voted unless a signed proxy is provided or other arrangements are made to have the shares represented at the Meeting.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. WESTLAND HAS FURNISHED FOR YOUR CONVENIENCE A PRE-ADDRESSED, STAMPED ENVELOPE. PLEASE MAIL IN YOUR PROXY TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WILL SAVE WESTLAND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE ANNUAL MEETING.

Sincerely

David C. Armijo
---------------
DAVID C. ARMIJO, Secretary


Albuquerque, New Mexico, October 8, 1999


                                PROXY STATEMENT

                         WESTLAND DEVELOPMENT CO., INC.
                           401 Coors Boulevard, N.W.
                         Albuquerque, New Mexico 87121

                        PERSONS MAKING THE SOLICITATION

     The Board of Directors (the "Board") of Westland Development Co., Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on November 23, 1999, at the Sheraton Old Town, in the Rio Grande Ballroom, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico at 8:00 a.m. New Mexico time and at any postponement(s) or adjournment(s) of the Annual Meeting.

METHOD OF SOLICITATION

     Solicitation will be made primarily by mail, commencing on or about October 8, 1999, but may also be made by telephone or oral communications by directors, officers and employees of the Company. In addition, the Company may make arrangements with and compensate up to approximately 60 individuals to assist in the solicitation. No agreements with such persons have been made, so the Company cannot identify these persons at the present time, but the Company anticipates paying such individuals approximately $6.00 to $7.00 per hour, and may reimburse out-of-pocket expenses incurred by these persons. The Company estimates that the total amount to be spent in connection with the solicitation, excluding salary paid to officers and regular employees, may be from $30,000 to $100,000, depending on whether this solicitation is contested. The Company will pay all costs of its solicitation efforts.

PROXIES AND VOTING AT THE MEETING

     A majority of the outstanding shares of the Company's No Par Value Stock and Class B Stock, counted in the aggregate, must be represented in person, or by proxy, at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on October 8, 1999, are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number must be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast:

1. For the election of the three nominees for Class C Director presented later in this Proxy Statement.

     To be elected a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Class B Stock in the aggregate). According to the Company's bylaws, candidates must run for a specific seat on the Board. If no candidate for a specific seat receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2.   In the Proxy's  discretion on the transaction of such other business as may
     properly  come  before  the  Annual  Meeting  or  any   postponement(s)  or
     adjournment(s) of the Annual Meeting.

     To be passed, any other item that comes before the shareholders except for Amendment to the Articles of Incorporation must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting. Proposed Amendments to the Articles of Incorporation must receive the affirmative vote of a majority of all of the Company's issued and outstanding No Par Value Stock and Class B Stock, or an aggregate of 401,355 shares.

     Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No shares of the Company's stock can be voted by any person who is not the record owner or voting under authority granted by the record owner. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting for election of directors. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents for management's nominees and in the agents' discretion on any other matter coming before the meeting.

     Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

     In accordance with Company Bylaws, the Annual Meeting will be conducted in accordance with an agenda which will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 8:00 a.m.

ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three Class C Directors to each serve a three-year term. The Board of Directors of the Company has nominated David C. Armijo, Josie G. Castillo and Carmel Chavez to serve the Company as its Class C Directors. Each of them is a current Class C Director and each of them is running for the seat he or she presently holds. Each of the nominees has consented to be nominated and to serve if elected. Certain Directors are identified below as members of the Company's Executive Committee and as Directors and Officers of El Campo Santo, Inc., which is a New Mexico nonprofit corporation. The Company established El Campo Santo, Inc. and donated cemetery lands to it to be operated for the benefit of the Atrisco heirs. Certain Directors also serve as members of the Company's Disclaimer Committee, a committee established to review whether the Company will disclaim or litigate questions of third party claims of ownership of lands now or formerly owned by the Company. The Company's Board of Directors has delegated to the Executive Committee the authority to make all decisions for the Company in all areas other than those specifically prohibited by the New Mexico Business Corporation Act.

Nominees for Class C Directors: Terms will expire in 2002

David C. Armijo, age 82, has been a Director since 1976 and Secretary and Treasurer since 1989. Mr. Armijo is President and Chairman of the Board of California All Risk Insurance Agency, Inc., in Los Angeles, California. He is a member of the Board of Directors of the Lockheed Martin Aircraft Overseas Association, the San Gabriel Valley Medical Center, Planning Commissioner for the City of San Gabriel, California, and Chairman of the Finance and Insurance Committee of the Garibaldina Society of California. Mr. Armijo holds a Bachelor of Arts Degree in Business Administration from the University of California at Berkeley. During World War II, Mr. Armijo was assigned as Civilian Technician to the Eighth Air Force in Europe, and subsequently as Eastern Representative for Lockheed. Mr. Armijo is a licensed pilot. Mr. Armijo holds A&E Licenses as well as Air Craft Radio Telephone License.

Josie G. Castillo, age 67, has been a Director since 1984, and served as the Company's Treasurer from 1985 to 1989. She is the Chairman of the board of directors of El Campo Santo, Inc. and is a member of the Company's Disclaimer Committee. Mrs. Castillo is a member of the Company's Executive Committee. From 1983 until her retirement in 1995, she was employed by the office staff of the Human Services Department of the State of New Mexico in Albuquerque, New Mexico.

Carmel Chavez, age 80, has been a Director since 1967, the time of conversion of the Town of Atrisco to Westland. He is one of the signers of the Proposal for Conversion of Town of Atrisco to Westland Development Co., Inc. and was one of the Company's incorporators. He is the Vice-Chairman of El Campo Santo, Inc. and is a member of the Company's Executive Committee and Disclaimer Committee. Until his retirement in 1983, Mr. Chavez had been employed for 27 years by the Albuquerque Public Schools as head custodian.

           BIOGRAPHICAL INFORMATION FOR OTHER DIRECTORS AND OFFICERS.

Continuing Class A Directors: Terms Expire in 2000.

Barbara Page, age 65, has been a Director, a member of the Executive Committee and the Registrant's President and Chief Executive and Chief Financial Officer since 1989. Ms. Page is a member of the Albuquerque Economic Forum, is a member of National Association of Industrial and Office Properties, is on the board of Albuquerque Economic Development Inc., is also a member of the Albuquerque Chamber of Commerce, the Albuquerque West Side Association and the Albuquerque Hispano Chamber of Commerce.

Polecarpio (Lee) Anaya, age 68, has been a Director, the Company's Executive Vice President and Assistant Secretary/Treasurer. Mr Anaya has served as Chairman of the Executive Committee since 1989. Mr. Anaya served as a member of the Town of Atrisco Board of Trustees from 1954 through 1959. From 1958 until his retirement in March of 1996, Mr. Anaya owned and operated Lee's Conoco and Lee's American Parts in Albuquerque.

Charles V. Pena, age 48, has been a Director since 1996. He is a member of the board of directors of El Campo Santo, Inc., and a member of the Company's Disclaimer Committee. Mr. Pena retired from Safeway stores after 19 years in that employment. During part of that time, he was a member of the Retail Clerk's Union where he sat on two negotiating committees and twice ran for the Presidency of the Union. Mr. Pena attended the University of New Mexico and the University of Albuquerque, majoring in business courses. Since 1993, Mr. Pena has owned and operated CJ's New Mexican Food Restaurant in Albuquerque, New Mexico.


Continuing Class B Directors: Terms Expire in 2001

Sosimo Sanchez Padilla, age 69, is Chairman of the Board of Directors. Mr. Padilla has served as a Director since 1971 and has been the Chairman of the Board of Directors for the last nine years and is a member of the Company's Executive Committee. Mr. Padilla has been retired from Albuquerque Publishing Company for more than the past 13 years. Mr. Padilla has served on the State of New Mexico Border Research Institute Support Council and National Association of Industrial and Office Properties; was Chairman of the New Mexico Highway Commission from 1982 to 1986; served as a Trustee for the University of Albuquerque; also served as a Director of the Westside Albuquerque Chamber of Commerce; the Greater Albuquerque Chamber of Commerce, and the Albuquerque Hispano Chamber of Commerce. Mr. Padilla was a founder of and for more than 20 years served as a Director of the Bank of New Mexico. In March of 1995, he became a Director of Rancher's State Bank. From 1996 to the present, he has served as a Director of the Hispano Chamber of Commerce in Albuquerque. In 1997, Mr. Padilla became a member of the Middle Rio Grande Council of Governments.

Joe S. Chavez, age 62, has served as a Director since 1995. He is a member of the Company's Disclaimer Committee. Mr. Chavez currently serves on the Petroglyph National Monument Advisory Committee. For more than the past 5 years, Mr. Chavez has been a co-owner of Regina's Dance Studio, a business specializing in the sale of gymnastics equipment, costume and ballet apparel and coordination of dance performances and other functions. Since 1986 to present, Mr. Chavez was employed as a Sales Consultant, first with Casey Luna Ford and currently with Galles Chevrolet. Mr. Chavez was employed for 20 years by Kimbell Co., OBA Foodway, as Manager Director of store operations. Mr. Chavez served in the Naval Reserve as as Front Line Operations, Hydraulics Structural-Line Trouble Shooter.

Carlos Saavedra, age 73, has served as a Director since 1989. Dr. Saavedra is the Chairman of the Company's Disclaimer Committee and was a member of the Historic Research Committee for the Petroglyph National Monument, the National Advisory Board on Child Nutrition, the Ethnic Heritage Studies Task Force, the Board of Directors of the La Compania de Teatro de Alburquerque and the Albuquerque Westside Coalition of Businesses. He holds degrees as follows: B.S. in Education, M.A. in School Administration, Ed.S. in Bilingual Education, and Ed.D. in linguistics. Until his retirement in 1985, he was employed as a teacher, administrator and consultant for school systems in New Mexico, Colorado and California, and served as a consultant to the Ministries of Education in Caracas, Venezuela and Cochabamba, Bolivia. Dr. Saavedra received a Presidential Citation for Service Beyond the Call of Duty and is listed in the Who's Who of American Education. Dr. Saavedra currently owns and operates Aspen Country Florist in Albuquerque.

Officers:

     As stated above, Mr. Sosimo S. Padilla is the Chairman of the Board of Directors, Ms. Barbara Page is the President, Chief Executive Officer and Chief Financial Officer, Mr. Lee Anaya is the Executive Vice President and Assistant Secretary/Treasurer, and Mr. David C. Armijo is the Secretary/Treasurer for the Company. Other officers of the Company are the following people:

Leroy J. Chavez, age 38, was appointed to the position of Vice President of Development on April 26, 1996. Mr. Chavez has been employed by the Company since August, 1984, with his primary responsibility being the supervision of engineering and development related to the Company's properties. Mr. Chavez' responsibilities include the development of the Company's projects as well as the planning and zoning of its land holdings. Mr. Chavez holds a B.S. degree from the University of New Mexico in Civil Engineering. He is also the qualifying party for the Company's General Contractor's License.

Brent Lesley, age 39, was appointed to the position of Vice President of Marketing on April 26, 1996. Mr. Lesley has been employed by the Company since May of 1986. Mr. Lesley's responsibilities are centered on the sale of real property, from raw land to developed lots. Mr. Lesley's responsibilities also include overseeing the acquisition of property for the Company's property portfolio and the procurement of project financing on both a construction and permanent basis. Mr. Lesley holds a B.S. degree from Iowa State University and an MBA degree from the University of New Mexico.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's No Par Value Stock and its Class B Stock are its only classes of voting securities outstanding. Only shareholders of record at the close of business on October 8, 1999, will be entitled to vote at the Annual Meeting and at any adjournment thereof. On October 8, 1999, there were issued and outstanding 716,608 shares of No Par Value Stock and 86,100 shares of Class B Stock, each of which is entitled to one vote on each matter coming before the Meeting.

Security Ownership of Certain Beneficial Owners and Management:

     The following table sets forth, as of September 15, 1999, the beneficial ownership of No Par Value Stock and Class B Stock by each nominee and each present Director of the Company and by all officers and Directors as a group. The information as to beneficial stock ownership is based on data furnished by each person. Each person has sole voting and investment power as to all shares unless otherwise indicated. No person is known by the Company to own beneficially 5% or more of its issued and outstanding equity securities.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now issued or outstanding and there is no current intent by Management to issue any options in the future.


                               NO PAR SHARES             CLASS B SHARES
                               -------------             --------------
                           Amount        Percent       Amount       Percent
                            and            of           and           of
                          Nature of       Class       Nature of      Class
                          Beneficial   Beneficially   Beneficial  Beneficially
                          Ownership       Owned       Ownership   Owned (1)(2)

CLASS "A" DIRECTORS

Barbara Page                2,263           *           8,300         9.64
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Polecarpio (Lee) Anaya         70           *           5,000         5.81
1815 Sunset Gardens
Rd., S.W.
Albuquerque, N.M. 87105

Charles V. Pena               100           *             500          *
2312 Britt St., N.E.
Albuquerque, N.M. 87112

CLASS "B" DIRECTORS

Sosimo S. Padilla (2)       2,099           *          20,700        24.04
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Joe S. Chavez                 250           *             200          *
3901 Donald Rd., S.W.
Albuquerque, N.M. 87105

Carlos Saavedra               525           *            *             *
220 Tohatchi, N.W.
Albuquerque, N.M. 87104

CLASS "C" DIRECTORS (1)

David C. Armijo             3,132           *           5,000         5.81
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Josie Castillo                738           *          10,000        11.61
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Carmel Chavez                 617           *           5,700         6.62
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

OFFICERS:

Leroy J. Chavez (3)          *              *            *             *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Brent Lesley (3)             *              *            *             *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Directors and Officers
 as a group (11 people)     9,794(1-3)     1.3 (1-3)   55,400        64.35
_____________
1) Each of the current Class C Directors are the Management's nominees for Director at the Annual Meeting of Shareholders
2)   Of which, 46 shares are owned by Mr. Padilla's wife.
3) These officers are not lineal descendants of an incorporator of the Town of Atrisco, New Mexico, and cannot own Company's shares.
* Represents less than 1% of the issued No Par Value common shares. The total of the No Par Shares and Class B Shares owned by the Company's Officers and Directors is approximately 8.12% of all such shares that might be voted at the Annual Meeting of Shareholders.

Beneficial Ownership Reporting Requirements.

     Dr. Carlos Saavedra failed to timely file a Form 4 relating to his acquisition of nine shares of the Company's No Par Common Stock. The report was subsequently filed by Dr. Saavedra.

The Executive Officers and the Directors of the Company are:

           Name                         Position                        Age

     Sosimo S. Padilla       Chairman of the Board of Directors          69
                               since July 25, 1989,
                               Director since 1971
     Barbara Page            President, Chief Executive                  65
                               Officer President and Director
                               since July 25, 1989
     Polecarpio (Lee) Anaya  Executive Vice President and Director       68
                               since July 25, 1989
     David C. Armijo         Secretary and Treasurer since               82
                               July, 25, 1989, Director since 1976.
     Josie G. Castillo       Director since 1984                         67
     Carmel Chavez           Director since 1967                         80
     Joe S. Chavez           Director since 1995                         62
     Charles V. Pena         Director Since 1996                         48
     Carlos Saavedra         Director since 1989                         73
     Leroy J. Chavez         Vice President of Development               38
     Brent Lesley            Vice President of Marketing                 39

Family relationships:

     None of the Directors, nominees or other Officers of the Company are related (as first cousins or closer) by blood, marriage or adoption to any other Director, nominee, or Officer.

Meetings of the Board

     The Board holds regular meetings monthly and special meetings as the business of the Company requires. During the past fiscal year the Board held 12 regular meetings, and no special meetings. All members attended at least 90% of the meetings.

     The Board has no audit, nominating or compensation committees, but does have an Executive Committee consisting of Sosimo Sanchez Padilla, Polecarpio
(Lee) Anaya, Barbara Page, Josie Castillo and Carmel Chavez, with an alternate being Carlos Saavedra. Pursuant to the Company's Bylaws, the Executive Committee performs those functions delegated to it by the Board. During the past fiscal year, the Executive Committee met one time.

     Josie Castillo, Carmel Chavez and Charles Pena also serve as Directors and Dr. Saavedra serves as an alternate Director of El Campo Santo, Inc., a wholly owned non-profit corporation. Ms. Castillo and Mr. Chavez also serve as Chairman and Vice Chairman, respectively. These Directors held four meetings during the year.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the fiscal year ended June 30, 1999, 1998 and 1997 including bonuses and deferred cash compensation (if any), of the Company's Chief Executive Officer and the three other highest paid executive officers:

                           SUMMARY COMPENSATION TABLE

                              Annual Compensation
                                                                    (e)
        (a)                     (b)       (c)           (d)        Other
Name and                                                           Annual
Principal                                Salary        Bonus    Compensation
Position                        Year      ($)          ($)(1)       ($)

Barbara Page (2)                1999    138,555(6)      ---         ---
 President, CEO and Director    1998    110,000        50,000      13,964
                                1997    110,000         ---        19,934

Polecarpio (Lee) Anaya (2)(3)   1999      ---           ---        47,764
 Executive Vice President       1998      ---          15,000      48,645
    and Director                1997      ---           ---        47,734

Sosimo  S. Padilla(2)(3)        1999      ---           ---        47,764
  Chairman  of the Board        1998      ---          15,000      48,645
     of Directors               1997      ---           ---        47,734

David C. Armijo(2)(4)           1999      ---           ---        18,876
 Secretary and Director         1998      ---           5,000      18,064
                                1997      ---           ---        19,034

Leroy Chavez(5)                 1999     57,263        18,952(7)
   Vice President               1998     61,925         6,000
                                1997     61,097         4,000

Brent Lesley (5)                1999     63,025(6)     18,952(7)
Vice President                  1998     54,750         6,000
                                1997     53,634         4,000
___________________
1) Mrs. Castillo, Mr. Carmel Chavez, and Dr. Saavedra each received a Director's Bonus of $5,000 during fiscal 1998, while Mr. Pena received $2,000 and Mr. Joe Chavez received $3,000 as a Director's bonus during fiscal 1998.
2) Mr. Padilla, Mr. Anaya, Mr. Armijo and Dr. Saavedra are each paid a Directors fee of $1,400 per month. Ms. Page and each of the Company's other Directors are paid a Directors fee of $1,100 per month.
3) Mr. Padilla and Mr. Anaya are each paid $30,000 per year pursuant to consulting agreements.
4) Does not include $5,000 per year paid to Mr. Armijo's insurance agency by the insurance carrier as commissions from policies owned by the Company during 1997, 1998 and 1999.
5) Mr. Chavez and Mr. Lesley are paid for services rendered to the Company in excess of 40 hours per week. All compensation, both regular salary and compensatory pay are included.
6)   Includes accrued vacation benefits paid in June, 1999.
7)   Includes bonuses earned in fiscal 1998 and 1999.

     There were no options issued or outstanding at any time during the fiscal year relating to the purchase of shares of any Class of the Company's securities by members of the Board of Directors.

     The Company has no long term compensation arrangements with its directors other than those discussed herein.

Employment and Consulting Arrangements with Current Officers:

     Since December of 1991 Ms. Page has been employed as the Company's President under a renewable five year employment agreement. During fiscal 1999, Ms. Page's salary was $110.000 and she was also paid $28,500 for unused accumulated vacation time. If Ms. Page is involuntarily terminated during the term of the agreement she shall be paid, in addition to any salary earned to the date of such termination, an amount of cash equal to six times the amount of her annual salary on the date of termination.

     Mr. Padilla, the Company's Chairman, and Mr. Anaya, the Company's Executive Vice President, are each paid $30,000 per year for their services to the Company under renewable five year consulting agreements. If either Mr. Padilla's or Mr. Anaya's consulting agreement is involuntarily terminated during the term of the agreement, the person so terminated shall be paid an amount of cash equal to six times the annual compensation rate then in effect under the contract.

     Westland's Vice Presidents, Mr. Chavez and Mr. Lesley also have one year agreements with the Company providing that if they are involuntarily terminated each of them will be paid an amount equal to one years salary.

Certain Transactions with Members of Management and Directors:

     During fiscal 1990, the Company appointed Mr. David C. Armijo's California all-risk agency as its broker to obtain all of the Company's insurance. Mr. Armijo has held a non-resident broker's license to sell insurance in the State of New Mexico since 1962. That agency received a total of $5,000 in commissions for the placement of the Company's insurance in fiscal 1999.

     During both fiscal 1995 and 1998, the Company purchased certain lands in which Ms. Page owned an interest. During fiscal 1995, the Company purchased a property for an aggregate purchase price of $310,669, of which Ms. Page received $43,310. During fiscal 1998, the Company purchased a property for an aggregate purchase price of $361,145, of which Ms. Page received $82,594. The Board of Directors approved the purchases of land and determined that the prices paid for the properties were competitive in the City of Albuquerque for similar lands.

     During fiscal 1998 and 1999, the Company compensated Dr. Carlos Saavedra for lobbying before the New Mexico Legislature on behalf of the Company. The total compensation to Dr. Saavedra for this work was $4,000 in 1998 and $9,250 in 1999.

     During the fiscal year Ms. Page purchased three developed lots from the Company for approximately $17,500 per lot. A developer purchased similar lots from the Company at approximately the same time for approximately $20,500. Subsequently, Ms. Page paid an additional $9,000 to the Company assuring that the purchase price she paid for her lots was consistent with the price being paid by others for similar lots.

     Directors were paid during the year the following amount as director's fees: Mr. Padilla, Mr. Anaya, Dr. Saavedra and Mr. Armijo were paid Director's fees of $1,400 per month and each other Director received a Director's fee of $1,100 per month.

     During the year ended June 30, 1999, the Board of Directors approved a protection against takeover measures whereby a threat of change of three or more directors in any one year would result in directors threatened with replacement being granted an immediate Class B stock bonus of 5,000 shares if in office as a director ten years or more, and 2,500 shares of Class B stock if in office as a director for less than ten years. The maximum number of shares which could be issued under this agreement at June 30, 1999 is 40,000 shares.

Pension Plan:

     On June 27, 1991, the Company established a Simplified Employee Pension ("SEP-IRA") plan under Section 401(k) of the Internal Revenue Code. Under the terms of the SEP-IRA plan for 1994, the Company contributed 11% of each eligible employee's earned wages. Under this SEP-IRA employees have also contributed up to 4% of their earned wages. This plan was abandoned in January of 1997. The Company made monthly contributions to the plan whereby $30,801 was paid in fiscal 1997.

     Effective January 1, 1997, the Company established a Money Purchase Profit Sharing Deferred Compensation Plan (the "97 Plan") and abandoned the SEP-IRA plan which it had established in 1991. No payments were made to abandoned plan after fiscal 1977. Under the '97 Plan, the Company contributes up to 15% of the aggregate earnings of participating employees. During fiscal 1997, 1998 and 1999, $43,474, $89,023 and $121,197, respectively, were contributed by the Company pursuant to the '97 Plan.

     Ms. Page, Mr. Leroy J. Chavez and Mr. Lesley participate in all employee benefit plans and Mr. Leroy J. Chavez and Mr. Lesley participate in any bonuses which may be declared by the Board of Directors.

                               LEGAL PROCEEDINGS

     Other  than  ordinary  routine  litigation   incidental  to  the  Company's
business, the Company and/or members of its management are not currently parties in any legal proceedings.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's Annual Report to Shareholders and Annual Report on Form 10-KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

                    PROXY MATERIALS FOR NEXT ANNUAL MEETING

     Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in September, October or November 2000, must be received by the Company no later than June 30, 2000. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board knows of no other business which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.

                                             By Order of the Board of Directors


                                             David C. Armijo
                                             ---------------
                                             DAVID C. ARMIJO, Secretary

Albuquerque New Mexico,  October 8, 1999

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON OCTOBER 8, 1999. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO DAVID C. ARMIJO, SECRETARY, WESTLAND DEVELOPMENT CO., INC., 401 COORS BOULEVARD, N.W., ALBUQUERQUE, NEW MEXICO 87121.

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF SHAREHOLDERS OF WESTLAND DEVELOPMENT CO., INC. to be held on November 23, 1999, at the Sheraton Old Town, in the Rio Grande Ballroom, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico at 8:00 a.m.

This Proxy is solicited by Management. Management recommends that you vote "YES" for the election of each Management Candidate.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, Sosimo S. Padilla, Barbara Page, and Polecarpio (Lee) Anaya, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Westland Development Co., Inc. owned of record by the undersigned on October 8, 1999, at the 1999 Annual Meeting of Shareholders to be held on November 23, 1999, and at any postponement(s) or adjournment(s) thereof, for the election of three Class C Directors and to vote upon any other matters which may properly come before the Meeting, subject to any directions in this proxy.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DAVID C. ARMIJO, JOSIE G. CASTILLO AND CARMEL CHAVEZ AS THE COMPANY'S CLASS C DIRECTORS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1. ELECTION OF DIRECTORS

[__} VOTE MY STOCK FOR THE FOLLOWING THREE NOMINEES:  DAVID C. ARMIJO - JOSIE G.
     CASTILLO - CARMEL CHAVEZ

[__] WITHHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominees name.

2. OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) in their discretion, the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

[__] GRANTED

[__] WITHHELD

Sign below as your name appears on the label. If there is no label, sign your name as you normally sign your name and date your proxy.


__________________________________________
Signature
DATE  _________________________________, 1999

__________________________________________
Signature of co-owner (if applicable)
DATE  _________________________________, 1999

When signing as attorney, executor, administrator, trustee or guardian, please sign title as such. If a corporation, please sign in full the corporation's name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named on the above label is signing this proxy, indicate the capacity in which you are signing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.